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                                                                   EXHIBIT 10.33

          This LOAN MODIFICATION AGREEMENT, dated as of April 23, 1998 (this "Agreement"), is between SILICON GAMING, INC., a California corporation ("Borrower")and Silicon Valley Bank ("Bank") with reference to the Loan and Security Agreement, dated as of November 25, 1997, (as may have been amended to the date hereof, the "Loan Agreement") between Borrower and Bank.

          The parties hereto hereby agree as follows:

          1.  Definitions.  Terms defined in the Loan Agreement are used herein
              -----------
with the same meanings unless otherwise defined herein. In addition, as used herein (the following definitions being applicable in both the singular and plural forms:

          "Indebtedness" means all indebtedness, liability, and obligations owing by Borrower to Bank under the Loan Documents.

          "Loan Documents" means the Loan Agreement and all security agreements, guaranties, subordination agreements, and any other agreement entered into under or in connection with the Loan Agreement.

          2.  Amendments.
              ----------

          (a) Section 6.8 of the Loan Agreement is hereby amended to change the minimum required ratio from 2.0 to 1.0 to 1.0 to 1.0.

          (b) Section 7.13 of the Loan Agreement is hereby amended and restated in its entirety as follows:

          7.13      Profitability. Borrower shall not permit its Adjusted Net
                    -------------
Income for any fiscal quarter set forth below to be less than the correlative amount set forth below:

       Fiscal Quarter Ending                Minimum Adjusted Net Income
       ---------------------                 ---------------------------

               09/30/97                             $(6,468,000)
               12/31/97                             $(5,070,000)
               03/31/98                             $(6,702,000)
               06/30/98                             $(4,440,000)
               09/30/98 and thereafter              $1

          (c) A new Section 6.12 is hereby added to the Loan Agreement to read in its

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entirety as follows:

          6.12 Cash Coverage.  The Borrower shall (a) maintain at all times
               -------------
     unrestricted demand deposits with Bank in an amount at least equal to the outstanding principal balance of the Advances and (b) maintain as at the end of each calendar month balance sheet net cash balances at least equal to the outstanding principal balance of the Advances.

          3.  Continuing Validity.  Borrower (and each guarantor and pledgor
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signing below) understands and agrees that in modifying the existing
Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Loan Documents. Except as expressly modified pursuant to this Agreement, the terms of the Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Agreement. The terms of this paragraph apply not only to this Agreement, but also to all subsequent loan modification agreements.

          4.  Effectiveness.  This Agreement shall become effective when the
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Bank has executed a counterpart hereof and has received an executed counterpart from the Borrower.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


BORROWER:                                BANK:

SILICON GAMING, INC.                     SILICON VALLEY BANK


       /s/ Thomas E. Carlson                    /s/ John China
By __________________________________    By _________________________________

          Vice President & CEO                      President
Title: ______________________________    Title: _____________________________

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                                    Consent
                                    -------

Each of the undersigned does hereby consent to the modifications to the Indebtedness pursuant to the above Loan Modification Agreement, hereby ratifies all the provisions of the Guaranty of the Indebtedness executed by it and all the provisions of all the other Loan Documents to which it is a party and confirms that all provisions of such documents are in full force and effect.

Dated: April 23, 1998

GUARANTORS:

                             SILICON GAMING-COLORADO, INC.


                             By   /s/ Donald J. Massaro
                               ___________________________

                             Title:      President
                                   _______________________

                             SILICON GAMING-MISSISSIPPI, INC.


                             By   /s/ Donald J. Massaro
                               ___________________________

                             Title:      President
                                   _______________________

                             SILICON GAMING-MISSOURI, INC.


                             By   /s/ Donald J. Massaro
                               ___________________________

                             Title:      President
                                   _______________________

                             SILICON GAMING-NEVADA, INC.


                             By   /s/ Donald J. Massaro
                               ___________________________

                             Title:      President
                                   _______________________

                             SILICON GAMING-NEW JERSEY, INC.


                             By   /s/ Donald J. Massaro
                               ___________________________

                             Title:      President
                                   _______________________

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